SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                            THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) March 7, 2000
                                  -------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
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(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
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  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
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ITEM 5. OTHER EVENTS

     On March 7, 2000, General Motors Corporation (GM) issued a press release announcing redemption of Series-D Depositary Shares and Series-D TOPrS. The release is as follows:

              GM ANNOUNCES REDEMPTION OF SERIES-D DEPOSITARY SHARES
                               AND SERIES-D TOPrS

      NEW YORK - General Motors Corp. (NYSE: GM) today announced the redemption of a total of approximately 3 million outstanding depositary shares, each of which represents a one-fourth interest in a GM Series-D 7.92% Preference Share (NYSE: GM.D), and approximately 3.1 million outstanding Series-D 8.67% Trust Originated Preferred Securities (TOPrS) (NYSE: GM.X). The securities together have a total face value of approximately $150 million.

      The redemption date is May 2, 2000. Investors will receive notice of the redemptions by publication and by mail.

      "These redemptions extinguish two expensive, debt-like obligations for General Motors, while having a positive impact on GM $1-2/3 common stock earnings per share," said GM Vice President and Treasurer Eric A. Feldstein.

      The Series-D depositary shares will be redeemed at a price of $25 per depositary share, plus accrued and unpaid dividends of $0.18 per share, for a total redemption price of $25.18 per depositary share. In addition, as previously announced, a dividend of $0.495 per Series-D depositary share for the quarter ended March 31, 2000 will be paid on May 1, 2000 to the holders of record on April 3, 2000. The Series-D depositary shares, issued in July 1992, first became redeemable at GM's option beginning Aug. 1, 1999.

      The Series-D TOPrS will be redeemed at a price of $25 per security, plus an accrued and unpaid distribution of $0.01 per share, for a total redemption price of $25.01 per Series-D TOPrS. Additionally, a distribution of approximately $0.542 per Series-D TOPrS will be paid on May 1, 2000 to holders of record on April 15, 2000 for the period beginning Feb. 1, 2000 and ending April 30, 2000. The Series-D TOPrS first became redeemable at GM's option beginning Aug. 1, 1999. They were issued in July 1997.

     The redemption/paying agent for the redemption of the Series-D depositary shares and the Series-D TOPrS is BankBoston N.A., 150 Royall Street, Canton, Mass., 02021. Stockholders with questions about their Series-D preference shares or Series-D TOPrS may call the information agent, Georgeson Shareholder Communications Inc., at 1-800-223-2064.

                                      # # #

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                    (Registrant)
Date    March 7, 2000
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                                       By
                                            s/Peter R. Bible
                                            -------------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)

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